EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION


IN RE:                                                  CASE NUMBER
                                                        00-27941-BKC-RBR
Anastasia Cruises, Inc.                                           --------------
D.B.A. Crown Cruises                                    JUDGE     Raymond B. Ray
                                                                  --------------

                      DEBTOR.                   CHAPTER 11

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM: 12/27/00            TO: 12/31/00

Comes now the above-named debtor and files its Periodic Financial Reports in ac the Guidelines established by the United States Trustee and FRBP 2015.

                                             Chad P. Pugatch
                                             ------------------------------
                                             Attorney for Debtor

                                             Attorney's Address
        Debtor's Address                     and Phone Number
        and Phone Number                     Northmark Building, Suite 101
        4000 Hollywood Blvd, suite 385-S     33 N.E. 2nd Street
        Hollywood, Fl 33021                  Fort Lauderdale, FL 33301
        (954) 967-2131                       (954) 462-8000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR PERIOD BEGINNING 12/27/00                                AND ENDING 12/31/00

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Date of Petition: 27-Dec-00
                                                  CURRENT          CUMULATIVE
                                                   MONTH        PETITION TO DATE
                                                   -----        ----------------
1. CASH AT BEGINNING OF PERIOD                    606,153          606,153.05
2. RECEIPTS:
   A. Cash Sales                                       0                0
          Less Cash Refunds                            0                0
          Net Cash Sales                               0                0
   B. Collection on Postpetition A/R                   0                0
   C. Collection on Prepetition A/R                    0                0
   D. Other Receipts (Attach List)                     0                0
   (If you receive rental income
   you must attach a rent roll.)
3. TOTAL RECEIPTS                                      0                0
4. TOTAL CASH AVAILABLE FOR
   OPERATION (Line 1+Line 3)                      606,153          606,153.05
5. DISBURSEMENTS
   A. US Trustee Quarterly Fees                        0                0
   B. Net Payroll                                      0                0
   C. Payroll Taxes Paid                               0                0
   D. Sales and Uses Taxes                             0                0
   E. Other Taxes                                      0                0
   F. Rent                                             0                0
   G. Other Leases (Attachment 3)                      0                0
   H. Telephone                                        0                0
   I. Utilities                                        0                0
   J. Travel & Entertainment                           0                0
   K. Vehicle Expenses                                 0                0
   L. Office Supplies                                  0                0
   M. Advertising                                      0                0
   N. Insurance (Attachment 7)                         0                0
   O. Purchases of Fixed Assets                        0                0
   P. Purchases of Inventory                           0                0
   Q. Manufacturing Supplies                           0                0
   R. Repair & Maintenance                             0                0
   S. Payments to secured Creditors                    0                0
   T. Other Operating Expenses                         0                0
          (Attach List)
6. TOTAL CASH DISBURSEMENTS                            0                0
7. ENDING CASH BALANCE
   (LINE 4-LINE 6)                                606,153          606,153.05

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of January, 200                  /s/ Jose I. Martin
                                               --------------------------
                                               Controller

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

ACCOUNTS RECEIVABLE AT PETITION DATE:                               321083.24
                                                                 ---------------
ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been rec

     Beginning of the Month Balance               180453.89
                                               ---------------
     PLUS: Current Month New Billings             140629.35
                                               ---------------
     LESS: Collection During the Month:               0
                                               ---------------
     End of Month Balance                         321083.24
                                               ---------------
--------------------------------------------------------------------------------
AGING: (Show the total amount for each age group off accounts incurred since filing the petition)

     0-30 Days    31-60 Days      61-90 Days     Over 90 Days       Total
--------------------------------------------------------------------------------

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

In the space below list all invoices or bills incurred and not paid since the filling of the petition Do not include amounts owed prior to filing the petition.

     Date             Days
   Incurred        Outstanding        Vendor      Description      Amount
   --------        -----------        ------      -----------      ------



--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)
                                               ---------------
PLUS: New Indebtedness Incurred This Month
                                               ---------------
LESS: Amount Paid on Prior Accounts Payable
                                               ---------------
Ending Month Balance
                                               ---------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                Number           Total
                                                of Post          Amount of
Secured           Date                          Petition         Post Petition
Creditors/        Payment         Payment       Payments         Payments
Lessor            Due             Amount        Delinquent       Delinquent
------            ---             ------        ----------       ----------

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                 848888.11
                                                                 ---------------
INVENTORY RECONCILIATION:

               Inventory Balance at Beginning of Month
                                                                 ---------------
               Inventory Purchased During Month
                                                                 ---------------
               Inventory Used or Sold
                                                                 ---------------
               Inventory On Hand at End of Month
                                                                 ---------------
METHOD OF COSTING INVENTORY:
                            ----------------------------------------------------

--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:                   86,313,711.63
(Include Property, Plant and Equipment)                          ---------------

BRIEF DESCRIPTION (First Report Only)
                                     -------------------------------------------
Vessel Crown Dynasty, Capital improvements, and onboard equipment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month
                                                                 ---------------
               LESS: Depreciation Expense
                                                                 ---------------
               PLUS: New Purchases
                                                                 ---------------
      Ending Monthly Balance
                                                                 ---------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                         BRANCH:
             -------------------                             -------------------
ACCOUNT NAME: CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 OPERATING ACCT.
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 1019
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: OPERATING ACCOUNT
                   -------------------------------------------------------------

          Beginning Balance
                                               ---------------
          Total of Deposit Made
                                               ---------------
          Total Amount of Checks Written
                                               ---------------
          Service Charges
                                               ---------------
          Closing Balance
                                               ---------------
Number of First Check Written this Period
                                                                 ---------------
Number of Last Check Written this Period
                                                                 ---------------
Total Number of Checks Written this Period
                                                                 ---------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

NAME OF BANK: BANK OF AMERICA                         BRANCH:
             -------------------                             -------------------
ACCOUNT NAME: CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 OPERATING ACCT.
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 1019
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: OPERATING ACCOUNT
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date          Check Number         Payee             Purpose              Amount
----          ------------         -----             -------              ------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                         BRANCH:
             -------------------                             -------------------
ACCOUNT NAME: CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 TAX ACCT.
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 1022
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: TAX ACCOUNT
                   -------------------------------------------------------------

          Beginning Balance
                                               ---------------
          Total of Deposit Made
                                               ---------------
          Total Amount of Checks Written
                                               ---------------
          Service Charges
                                               ---------------
          Closing Balance
                                               ---------------
Number of First Check Written this Period
                                                                 ---------------
Number of Last Check Written this Period
                                                                 ---------------
Total Number of Checks Written this Period
                                                                 ---------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

NAME OF BANK: BANK OF AMERICA                         BRANCH:
             -------------------                             -------------------
ACCOUNT NAME: CROWN CRUISE LINE DEBTOR-IN-POSSESSION#00-27941 TAX ACCT.
             -------------------------------------------------------------------
ACCOUNT NUMBER: 375 400 1022
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: TAX ACCOUNT
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date          Check Number        Payee             Purpose               Amount
----          ------------        -----             -------               ------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: Merita Bank                             BRANCH: New York
             -------------------                             -------------------
ACCOUNT NAME: Crown Cruises of Panama Inc.
             -------------------------------------------------------------------
ACCOUNT NUMBER: 50034026500001001
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Operating Account
                   -------------------------------------------------------------

          Beginning Balance                       548,193.05
                                               ---------------
          Total of Deposit Made
                                               ---------------
          Total Amount of Checks Written
                                               ---------------
          Service Charges
                                               ---------------
          Closing Balance
                                               ---------------
Number of First Check Written this Period
                                                                 ---------------
Number of Last Check Written this Period
                                                                 ---------------
Total Number of Checks Written this Period
                                                                 ---------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

NAME OF BANK: Merita Bank                             BRANCH: New York
             -------------------                             -------------------
ACCOUNT NAME: Crown Cruises of Panama Inc.
             -------------------------------------------------------------------
ACCOUNT NUMBER: 50034026500001001
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT: Operating Account
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date          Check Number        Payee             Purpose               Amount
----          ------------        -----             -------               ------

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

     Date            Bank         Description                  Amount
     ----            ----         -----------                  ------



--------------------------------------------------------------------------------

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed _______________ Period _______________

Name of                Date
Taxing                 Payment
Authority              Due                  Description                   Amount
---------              ---                  -----------                   ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Anastasia Cruises, Inc.            Case Number: 00-27941-BKC-RBR
                DBA Crown Cruises
Reporting Period beginning 12/27/00                and ending 12/31/00

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                 Title                       Amount Paid
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                PERSONNEL REPORT

                                                   Full Time         Part Time

Number of employees at beginning of period
                                                 -------------     -------------
Number hired during the period
                                                 -------------     -------------
Number terminated or resigned during period
                                                 -------------     -------------
Number of employees on payroll at end of period
                                                 -------------     -------------
--------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

              Agent &                                                      Date
              Phone                        Coverage      Expiration      Premium
Carrier       Number        Policy No        Type           Date           Due
-------       ------        ---------        ----           ----           ---

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD




We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
----------------------